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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      November 17, 1995


                           Foster Wheeler Corporation
             (Exact name of registrant as specified in its charter)


          New York                     1-286-2                    13-1855904
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


Perryville Corporate Park, Service Road East 173, Clinton, N.J.     08809-4000
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code   (908) 730-4000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

        Foster Wheeler Corporation (the "Company") hereby files with the Securities and Exchange Commission (the "Commission") the form of Underwriting Agreement between the Company and Lehman Brothers, Inc.

         In addition, the Company hereby files with the Commission the form of Indenture between the Company and Harris Trust and Savings Bank, as Trustee.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

1.       Form of Underwriting Agreement between the Company and
         Lehman Brothers, Inc.

2. Form of Indenture between the Company and Harris Trust and Savings Bank, as Trustee.

3. Form T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FOSTER WHEELER CORPORATION (Registrant)


Date: November 17, 1995                    By  /s/  David J. Roberts
                                               ---------------------------------
                                               Name:   David J. Roberts
                                               Title:  Vice Chairman,
                                                       Chief Financial Officer





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                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                                     PAGE NO.
EX - 1.1       Form of Underwriting Agreement between the Company
               and Lehman Brothers, Inc.

EX - 4         Form of Indenture between the Company and Harris Trust and
               Savings Bank, as Trustee.

EX - 25        Form T-1, Statement of Eligibility under the Trust Indenture
               Act of 1939 of a Corporation Designated to Act as Trustee.



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